UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 28, 2026
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7373 Wisconsin Avenue, Suite 1900
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (240) 744-1150
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DRH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “anticipate,” “position,” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed on February 27, 2026. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this Current Report is as of the date of this Current Report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

ITEM 2.02 Results of Operations and Financial Condition.

On April 30, 2025, DiamondRock Hospitality Company (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2026. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2026, the Company held its annual meeting of stockholders (the “Annual Meeting”). The results of the voting at the Annual Meeting were as follows:

1.The following directors were elected to the Company’s Board of Directors (constituting the entire Board of Directors) to serve until the 2027 Annual Meeting and until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Timothy R. Chi	176,137,867	3,014,664	655,418	9,077,600
Jeffrey J. Donnelly	179,228,651	553,046	26,252	9,077,600
Michael A. Hartmeier	178,505,672	1,299,553	2,724	9,077,600
Stephanie D. Lepori	178,776,412	354,384	677,153	9,077,600
Kathleen A. Merrill	178,867,534	285,148	655,267	9,077,600
William J. Shaw	178,774,578	923,562	109,809	9,077,600
Bruce D. Wardinski	174,729,940	5,047,518	30,491	9,077,600
Tabassum S. Zalotrawala	178,845,417	285,231	677,301	9,077,600

2.The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
176,485,475	3,304,371	18,103	9,077,600

3.The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026.

For	Against	Abstain
184,137,487	4,737,590	10,472

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report:
Exhibit No. Description
99.1     Press Release, dated April 30, 2026
101.SCH        Inline XBRL Taxonomy Extension Schema Document
101.CAL        Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF        Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB        Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE        Inline XBRL Taxonomy Extension Presentation Linkbase Document
104            Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Dated: April 30, 2026	By:	/s/ Briony R. Quinn
Briony R. Quinn
Executive Vice President, Chief Financial Officer and Treasurer